UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 19, 2020

Xenia Hotels & Resorts, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-36594	20-0141677
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 S. Orange Avenue, Suite 2700
Orlando, Florida 32801
(Address of Principal Executive Offices)

(407) 246-8100
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock	XHR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item	5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The Board of Directors of Xenia Hotels & Resorts, Inc. (“Xenia" or the "Company”), previously adopted, subject to stockholder approval, the second amendment (the "Second Amendment") to the Xenia, XHR Holding, Inc. and XHR LP Incentive Award Plan (the “2015 Plan”), which was approved by Xenia's stockholders on May 19, 2020 at the 2020 Annual Meeting of the Stockholders of the Company (the "Annual Meeting"). The Second Amendment (i) increased the aggregate number of shares of common stock that may be issued pursuant to awards under the 2015 Plan by 2,000,000 shares, thereby increasing the share limit to 9,000,000 shares; and (ii) revised the 2015 Plan to include a minimum vesting requirement pursuant to which no awards granted under the amended 2015 Plan may vest until the first anniversary of the applicable grant date (subject to limited exceptions). On April 30, 2019, the Board of Directors of the Company adopted the third amendment (the "Third Amendment") to the 2015 Plan, which removed from the general authority granted to the administrator of the 2015 Plan the authority to establish “any reload provision” of awards granted pursuant to the 2015 Plan.

The foregoing descriptions of the Second Amendment and Third Amendment to the 2015 Plan are qualified in their entirety by reference to the text of such amendments, which are filed as Exhibits 10.1 and 10.2 hereto, respectively, and incorporated herein by reference.

Item	5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting was held on May 19, 2020. A summary of the matters voted on at the Annual Meeting by the Company’s stockholders is set forth below.

1.
The Company’s stockholders elected each of the following directors to serve until the Company’s 2021 annual meeting of stockholders and until their respective successors are duly elected and qualify by the following votes:

NOMINEE	FOR	AGAINST	ABSTENTIONS	BROKER NON-VOTES
Marcel Verbaas	84,878,487	2,880,677	135,622	11,823,902
Jeffrey H. Donahue	87,081,291	673,493	140,002	11,823,902
John H. Alschuler	86,613,038	1,137,850	143,898	11,823,902
Keith E. Bass	87,086,284	669,221	139,281	11,823,902
Thomas M. Gartland	86,972,054	783,121	139,611	11,823,902
Beverly K. Goulet	86,796,276	969,686	128,824	11,823,902
Mary E. McCormick	86,096,011	1,671,840	126,935	11,823,902
Dennis D. Oklak	87,197,227	557,681	139,878	11,823,902

2.
The Company’s stockholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement (the “Say-on-Pay Vote”) by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,751,557	1,870,585	272,644	11,823,902

3.	The Company’s stockholders approved the Second Amendment to the Company’s 2015 Award Incentive Plan the by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
85,239,542	2,436,183	219,061	11,823,902

4.	The Company’s stockholders ratified the appointment of KPMG LLP to serve as the Company’s independent registered public accounting firm for fiscal year 2020 by the following votes:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
98,946,981	612,300	159,407	11,823,902

Item    9.01.    Financial Statements and Exhibits.
(d)    Exhibits.

Exhibit No.	Description
10.1	Second Amendment to Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan
10.2	Third Amendment to Xenia Hotels & Resorts, Inc., XHR Holding, Inc. and XHR LP 2015 Incentive Award Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Xenia Hotels & Resorts, Inc.

Date: May 19, 2020	By:	/s/ Taylor C. Kessel
	Name:	Taylor C. Kessel
	Title:	Senior Vice President - General Counsel and Secretary